                          The Emerging Markets         October 24, 1997
                          Income Fund Inc

To Our Shareholders:

We are pleased to provide this annual report for The Emerging Markets Income Fund Inc (the "Fund") for the fiscal year ended August 31, 1997. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

During the twelve months ended August 31, 1997, the net asset value of the Fund increased from $18.04 per share to $21.89 per share as of August 31, 1997. Dividends of $2.1875 per share from net investment income, $0.93 per share from realized net short-term capital gains and $0.125 per share from realized net long-term capital gains were declared during this period. Assuming the reinvestment of these dividends in additional shares of the Fund, the net asset value return for the fiscal year ended August 31, 1997 was 42.89%. During the same period, the Salomon Brothers Brady Bond Index returned 31.15%.

On August 31, 1997, the Fund, as a percentage of total investments, was approximately 92% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets were invested in short-term investments.

Emerging Market Debt Securities

The emerging debt markets enjoyed a strong performance in the twelve months ended August 31, 1997, and maintained strong investor support. The impact on these markets from the heightened U.S. stock market volatility has been limited. Indeed, emerging debt markets have benefited from favorable market conditions, attractive yields, and positive economic and political settings in many key countries, as well as from the Federal Reserve's decision to hold U.S. interest rates steady since March.

Latin America. We believe prospects for economic growth in Latin America are especially bright, with annual GDP growth rates of 4%-6% expected over the next two years. In Mexico, the recent election results signal a decisive step toward greater democracy and, in our view, are not likely to derail the ongoing reform process. Earlier this year, Mexico's balance of payments situation improved with the prepayment of the last $3.5 billion of its $12.5 billion U.S. Treasury loan and the reduction of its outstanding balance to the International Monetary Fund ("IMF").

Brazil's launch of its $3 billion, 30-year global bond was the largest amount ever issued by an emerging market borrower, and will likely allow Brazilian corporates to obtain more attractive, longer-term financing.

                                                                        Page 1
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Argentina aggressively tapped the markets early this year, taking advantage of favorable global conditions. In April, a change in methodology by S&P -- whereby, under certain circumstances, a sovereign country's rating is no longer a ceiling for its corporate issuers -- allowed for the upgrading of twelve Argentine corporate ratings to BBB-. This represents an investment-grade rating two notches above the sovereign and spurred a strong rally in the bonds that were upgraded.

Venezuela's privatization efforts and restructurings have continued. The Government is planning a longer-term debt management strategy that would reduce the amount budgeted for debt service from 40% of the budget to 25% by the year 2000. S&P upgraded Venezuela's long-term foreign currency debt to B+ from B, reflecting the country's commitment to reform, higher world oil prices, fiscal restraint, and increased oil production.

Although political instability earlier this year caused a great deal of volatility inEcuador, current Government officials remain committed to correcting the fiscal imbalances. Moody's assigned Ecuador's long-term foreign currency debt a B1 rating, reflecting its competitive export sector and basically sound economic policies. However, the recent announcement that gasoline prices will not be increased significantly reduces the potential for an IMF deal.

Eastern Europe. Following a period of declining economic activity and a weak currency, Bulgaria has embarked on an impressive turnaround. In exchange for IMF support, Bulgaria agreed to launch a currency board and to implement tight fiscal and monetary policies. With the victory of the pro-reform UDF party earlier this year, there is both the incentive and the political majority to deliver swift economic reform. The momentum of stabilization and reform efforts continues to be strong, and market expectations remain solid, as Bulgarian debt instruments continue to outperform.

In Russia, President Yeltsin's return from a prolonged illness provided an element of stability. The debt restructuring process is under way, with more than 90% of an estimated US$24.3 billion in eligible debt having been reconciled. Progress on the inflation front reflects the impact of high real interest rates and tight monetary policy. The government achieved its self-imposed deadline of July 1 for repaying outstanding pension arrears.

S&P reaffirmed the BBB- rating for Poland's long-term foreign currency debt but raised its outlook to positive from stable. The recent underperformance of Polish Brady bonds reflects growing investor concern about the upcoming elections and the widening current account deficit. Tighter monetary policy, in the form of a higher discount rate and greater reserve requirements, should help to improve macroeconomic stability, but higher levels of public sector saving still need to be achieved.
                                  *  *  *

On September 24, 1997, Travelers Group ("Travelers") and Salomon Inc ("Salomon"), the ultimate parent company of Salomon Brothers Asset Management Inc ("SBAM"), announced their agreement (the "Transaction") to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

Page 2

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The Transaction is expected to be completed by the end of November 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, Travelers will become the ultimate parent of SBAM, which will continue to serve as investment adviser to the Fund.

At a special meeting of stockholders of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment advisory agreement between the Fund and Value Advisors LLC ("Value Advisors"). The new investment advisory agreement with Value Advisors will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November 1997. Prior to the closing, Value Advisors will assume the responsibilities and obligations that are currently performed by Advantage Advisers, Inc. under the existing agreement.

As another current matter, in response to recent amendments to Maryland corporate law, the Board of Directors recently reviewed various corporate governance provisions in the Fund's By-Laws and approved amendments to the Fund's By-Laws to (1) increase the percentage of stockholder voting power that is required to call a special meeting of its stockholders to a majority of the votes entitled to be cast at the meeting and (2) reduce the minimum permissible board committee size to one director.

In a continuing effort to provide timely information concerning The Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (a toll-free number), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. Should you require specific information regarding your Emerging Markets Income Fund Inc stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

                               Cordially,

       /s/ Michael S. Hyland                   /s/ Alan Rappaport

       Michael S. Hyland                       Alan Rappaport
       Chairman of the Board                   President
                                                                        Page 3
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments August 31, 1997


BONDS -- 78.3%
-------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                                                  VALUE
    000'S(a)                                                                               (NOTE 2a)
-------------------------------------------------------------------------------------------------------
               ARGENTINA - 6.2%
 Peso   500    Republic of Argentina, Global Bond, 11.75%, 2/12/07##................     $   566,066
      5,750+   Republic of Argentina, Par Bond, Series L, 5.5%, 3/31/23*............       4,229,844
                                                                                         -----------
               TOTAL ARGENTINA......................................................       4,795,910
                                                                                         -----------
               BRAZIL - 15.6%
      1,000    Companhia Energetica De Sao Paul, 9.125%, 6/26/07*,##................         985,000
      8,686+   Federal Republic of Brazil, Capitalization (C) Bond, 8%, 4/15/14(b)..       7,079,355
      1,000    Federal Republic of Brazil, Investment (Exit) Bond, 6%, 9/15/13......         791,563
      2,000+   Federal Republic of Brazil, NMB, Series L, 6.9375%, 4/15/09*.........       1,765,000
      2,000+   Federal Republic of Brazil, Par Bond, Series Z-L, 4.25%, 4/15/24*....       1,403,750
                                                                                         -----------
               TOTAL BRAZIL.........................................................      12,024,668
                                                                                         -----------

               BULGARIA - 2.9%
        500    Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*...............         309,688
      2,500+   Republic of Bulgaria, IAB, 6.6875%, 7/28/11*.........................       1,925,000
                                                                                         -----------
               TOTAL BULGARIA.......................................................       2,234,688
                                                                                         -----------

               COSTA RICA - 4.0%
      3,500+   Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10.................       3,080,000
                                                                                         -----------

               ECUADOR -4.5%
      4,833+   Republic of Ecuador, PDI Bond, 6.6875%, 2/27/15*(b)..................       3,443,650
                                                                                         -----------

               INDONESIA - 4.7%
      1,000+   APP International Finance Company B.V., 11.75%, 10/01/05.............       1,048,750
      1,000    Polysindo International Finance Company B.V., 11.375%, 6/15/06.......       1,088,750
      1,500    Tjiwi Kimia International Finance Company B.V., 10%, 8/01/04##.......       1,470,000
                                                                                         -----------
               TOTAL INDONESIA......................................................       3,607,500
                                                                                         -----------

               MEXICO - 12.1%
      1,000+   Grupo Industrial Durango, 12%, 7/15/01...............................       1,092,500
      4,750+   United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
                 (including 4,750,000 rights, expiring 6/30/03).....................       3,808,906
      5,500+   United Mexican States, Par Bond, Series B, 6.25%, 12/31/19
                 (including 5,500,000 rights, expiring 6/30/03).....................       4,410,312
                                                                                         -----------
               TOTAL MEXICO.........................................................       9,311,718
                                                                                         -----------

               PANAMA - 3.3%
      3,000    Republic of Panama, IRB, 3.75%, 7/17/14*.............................       2,328,750
        258    Republic of Panama, PDI Bond, 6.6875%, 7/17/16*(b)...................         226,100
                                                                                         -----------
               TOTAL PANAMA.........................................................       2,554,850
                                                                                         -----------

                            See accompanying notes to financial statements.

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Statement of Investments August 31, 1997 (continued)


BONDS (concluded)

-------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                                                  VALUE
    000'S(a)                                                                               (NOTE 2a)
-------------------------------------------------------------------------------------------------------
               PERU - 5.2%
      6,000+   Republic of Peru, PDI Bond, 4%, 3/07/17*.............................     $ 3,967,500
                                                                                         -----------

               PHILIPPINES - 2.2%
      1,735+   Republic of the Philippines, 8.75%, 10/07/16##.......................       1,718,734
                                                                                         -----------

               POLAND - 4.2%
      3,750+   Republic of Poland, PDI Bond, 4%, 10/27/14*..........................       3,182,813
                                                                                         -----------

               URUGUAY - 1.3%
      1,000+   Uruguay, DCB, Series B, 6.8125%, 2/18/07*............................         995,000
                                                                                         -----------

               VENEZUELA - 12.1%
      9,048+   Republic of Venezuela, FLIRB, Series A, 6.75%, 3/31/07*..............       8,487,798
      1,000+   Republic of Venezuela, Par Bond, Series B, 6.75%, 3/31/20
                 (including 5,000 rights, expiring 3/31/20).........................         821,875
                                                                                         -----------
               TOTAL VENEZUELA......................................................       9,309,673
                                                                                         -----------
               TOTAL BONDS (cost $49,918,203).......................................      60,226,704
                                                                                         -----------

LOAN PARTICIPATIONS++ -- 25.0%
-------------------------------------------------------------------------------------------------------
               The People's Democratic Republic of Algeria,
      2,000      Tranche A, 6.91%, 9/04/06* (Chase Manhattan).......................       1,770,000
      4,000      Tranche 3, 6.5%, 3/04/10* (Chase Manhattan)........................       3,165,000
               Republic of Ivory Coast,
      3,000      1/01/01# (Morgan Stanley Emerging Markets, Inc.)...................       1,417,500
               Government of Jamaica,
        389      Tranche A, 6.53125%, 10/15/00* (Chase Manhattan)...................         381,073
               Kingdom of Morocco,
      7,000+     Tranche A, 6.8125%, 1/01/09* (Morgan Guaranty Trust Company of New York)  6,444,375
Yen 138,682      Tranche A, 2.6175%, 1/01/09* (Goldman Sachs).......................       1,036,314
               Russia,
      5,000      Bank for Foreign Economic Affairs, Vnesheconombank# (Chase Manhattan)     4,978,125
                                                                                         -----------
               TOTAL LOAN PARTICIPATIONS (cost $14,655,480).........................      19,192,387
                                                                                         -----------
               TOTAL INVESTMENTS-- 103.3% (cost $64,573,683)........................      79,419,091
                                                                                         -----------

                           See accompanying notes to financial statements.

                                                                                              Page 5
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments August 31, 1997 (concluded)


REPURCHASE AGREEMENTS -- 9.5%

-------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT                                                                                  VALUE
    000'S(a)                                                                               (NOTE 2a)
-------------------------------------------------------------------------------------------------------
      3,647    Merrill Lynch, 5.53%, cost $3,647,000, dated 8/29/97, $3,649,241 due
                 9/02/97, (collateralized by $4,050,000 U.S. Treasury Strip, due
                 2/15/99, valued at $3,720,938).....................................     $ 3,647,000
      3,647    State Street Bank, 5.5%, cost $3,647,000, dated 8/29/97, $3,649,229 due
                 9/02/97, (collateralized by $3,625,000 U.S. Treasury Note, 6.125%,
                 due 3/31/98, valued at $3,724,688).................................       3,647,000
                                                                                         -----------
               TOTAL REPURCHASE AGREEMENTS..........................................       7,294,000
                                                                                         -----------
               LIABILITIES IN EXCESS OF OTHER ASSETS - (12.8)%......................      (9,839,519)
                                                                                         -----------
               NET ASSETS - 100.0% (EQUIVALENT TO $21.89 PER SHARE ON
                 3,512,134 COMMON SHARES OUTSTANDING)...............................     $76,873,572
                                                                                         ===========

--------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
     * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.
     # Non-income producing. Security is currently in default.
    ## Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.

   Abbreviations used in this statement:
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   IAB      - Interest Arrears Bond.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.

                               See accompanying notes to financial statements.

Page 6

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Statement of Assets and Liabilities August 31, 1997


Assets
Investments, at value (cost-$64,573,683).............................................   $ 79,419,091
Repurchase agreements................................................................      7,294,000
Cash.................................................................................            198
Receivable for securities sold.......................................................     19,071,787
Interest receivable..................................................................      1,719,599
Unamortized organization expenses....................................................          5,106
Prepaid expenses.....................................................................          7,599
                                                                                        ------------
      Total assets...................................................................    107,517,380
                                                                                        ------------
Liabilities
Loan payable (Note 5)................................................................     20,000,000
Payable for securities purchased.....................................................      9,981,719
Accrued interest expense on loan.....................................................        426,110
Accrued management fee (Note 3)......................................................         45,979
Accrued advisory fee (Note 3)........................................................         32,842
Other accrued expenses...............................................................        157,158
                                                                                        ------------
      Total liabilities..............................................................     30,643,808
                                                                                        ------------
Net Assets
Common Stock ($.001 par value, authorized
   100,000,000; 3,512,134 shares outstanding)........................................          3,512
Additional paid-in capital...........................................................     48,724,585
Undistributed net investment income..................................................      1,937,195
Accumulated net realized gain on investments.........................................     10,865,765
Net unrealized appreciation on investments and foreign currency translations (Note 7)     15,342,515
                                                                                        ------------
      Net assets.....................................................................   $ 76,873,572
                                                                                        ============

Net Asset Value Per Share ($76,873,572 / 3,512,134 shares)...........................         $21.89
                                                                                              ======

                        See accompanying notes to financial statements.

                                                                                              Page 7
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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Operations For the Year Ended August 31, 1997


NET INVESTMENT INCOME


INCOME
Interest (includes discount accretion of $2,666,782).................................     $ 9,888,006

EXPENSES
Interest on loan.......................................................    $1,328,063
Management fee.........................................................       493,137
Advisory fee...........................................................       352,241
Audit and tax services.................................................        69,260
Custodian..............................................................        67,714
Legal..................................................................        61,070
Directors' fees and expenses...........................................        35,380
Amortization of organization expenses..................................        29,930
Printing...............................................................        27,975
Transfer agent expenses................................................        24,454
Listing fees...........................................................        17,611
Other..................................................................        16,547       2,523,382
                                                                           ----------     -----------
Net investment income................................................................       7,364,624
                                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
  Investments........................................................................      11,531,422
  Foreign currency transactions......................................................          20,670
                                                                                          -----------
                                                                                           11,552,092
                                                                                          -----------

Change in Net Unrealized Appreciation on:
    Investments......................................................................       5,993,864
    Translation of foreign currency contracts and other assets and liabilities
        denominated in foreign currencies............................................           1,820
                                                                                          -----------
                                                                                            5,995,684
                                                                                          -----------
Net realized gain and change in net unrealized appreciation..........................      17,547,776
                                                                                          -----------
Net Increase in Net Assets from Operations...........................................     $24,912,400
                                                                                          ===========


                             See accompanying notes to financial statements.

Page 8

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Statement of Changes in Net Assets



                                                                         FOR THE            FOR THE
                                                                       YEAR ENDED         YEAR ENDED
                                                                     AUGUST 31, 1997    AUGUST 31, 1996
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income.............................................     $ 7,364,624        $ 7,851,407
Net realized gain on investments and foreign currency transactions      11,552,092          5,652,349
Change in net unrealized appreciation.............................       5,995,684          8,752,792
                                                                       -----------        -----------
Net increase in net assets from operations........................      24,912,400         22,256,548
                                                                       -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income........................................      (7,682,793)        (5,795,021)
From net realized capital gains...................................      (3,705,301)          (105,364)
                                                                       -----------        -----------
Total dividends and distributions to shareholders.................     (11,388,094)        (5,900,385)
                                                                       -----------        -----------

Total increase in net assets......................................      13,524,306         16,356,163

NET ASSETS
Beginning of period...............................................      63,349,266         46,993,103
                                                                       -----------        -----------
End of period (includes undistributed net investment income of
    $1,937,195 and $2,315,932, respectively)......................     $76,873,572        $63,349,266
                                                                       ===========        ===========


Statement of Cash Flows For the Year Ended August 31, 1997

Cash Flows from Operating Activities:
Purchases of securities..............................................................     $(89,683,560)
Net purchases of short-term investments..............................................       (1,593,000)
Proceeds from sales of securities and principal paydowns.............................       99,353,675
                                                                                          ------------
                                                                                             8,077,115
Net investment income................................................................        7,364,624
Accretion of discount on investments.................................................       (2,666,782)
Interest on payment-in-kind bonds....................................................         (924,906)
Amortization of organization expenses................................................           29,930
Net change in receivables/payables related to operations.............................         (492,265)
                                                                                          ------------
Net cash provided by operating activities............................................       11,387,716
                                                                                          ------------

Cash Flows from Financing Activities:
Dividends paid.......................................................................      (11,388,094)
                                                                                          ------------
Net cash used by financing activities................................................      (11,388,094)
                                                                                          ------------

Net decrease in cash.................................................................             (378)
Cash at beginning of period..........................................................              576
                                                                                          ------------
Cash at end of period................................................................     $        198
                                                                                          ============

                            See accompanying notes to financial statements.

                                                                                                Page 9


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Notes to Financial Statements

1.   ORGANIZATION
     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Notes to Financial Statements (continued)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $150,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

2.   SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 1997, the Fund paid interest expense of $1,334,722.

3.   MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

     The Fund has retained Salomon Brothers Asset Management Inc, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator (the "Investment Manager") of the Fund subject to supervision by the Board of Directors of the Fund. The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also retained Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc. ("Oppenheimer"), to act as investment adviser (the "Investment Adviser") to the Fund and to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

     At August 31, 1997, Oppenheimer and the Investment Manager own 3,658 and 5,562 shares of the Fund, respectively.

     Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   PORTFOLIO ACTIVITY AND TAX INFORMATION

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 1997 aggregated $97,478,404 and $113,451,602, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at August 31, 1997 was $71,867,683. Gross unrealized appreciation and depreciation amounted to $14,959,018 and $113,610, respectively, resulting in a net unrealized appreciation on investments of $14,845,408.

     As a result of differing book and tax treatment for foreign currency losses for the year ended August 31, 1997, $60,568 has been reclassified from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income.

5.   BANK LOAN

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is November 6, 1997. The collateral for the loan was valued at $53,223,245 on August 31, 1997 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

6.   LOAN PARTICIPATIONS/ASSIGNMENTS

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1997 was $19,192,387.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7. "WHEN AND IF" ISSUED BONDS

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

     For the year ended August 31, 1997, the Fund sold approximately $15.3 million of "when and if" issued Russian IAN bonds and recorded an unrealized gain of $497,188. Settlement of the transaction and recognition of the realized gain is contingent upon the successful closing of Russia's Brady plan before December 31, 1997.

8.   CREDIT AND MARKET RISK

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 1997, the Fund has a concentration risk in sovereign debt of emerging market countries.

9.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded)

9.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONCLUDED)

elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 1997, the Fund did not have any outstanding forward contracts.

10.  EVENTS SUBSEQUENT TO AUGUST 31, 1997

     On September 2, 1997, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on September 30, 1997 to shareholders of record September 16, 1997.

     On September 24, 1997, Travelers Group ("Travelers") and Salomon Inc ("Salomon"), the ultimate parent company of the Investment Manager, announced their agreement (the "Transaction") to merge Salomon with and into Smith Barney Holdings Inc., a subsidiary of Travelers, to form a new company expected to be called Salomon Smith Barney Holdings Inc. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

     The Transaction is expected to be completed by the end of November 1997, subject to a number of conditions, including the receipt of U.S. and foreign regulatory approvals and the approval of Salomon stockholders. Upon consummation of the Transaction, as proposed, Travelers will become the ultimate parent of the Investment Manager, which will continue to serve as investment manager to the Fund.

     At a special meeting of the Fund held on October 14, 1997, the Fund's shareholders approved a new investment advisory agreement between the Fund and Value Advisors LLC ("Value Advisors"). The new investment advisory agreement with Value Advisors will take effect upon the closing of the sale of Value Advisors by Oppenheimer Group Inc. to PIMCO Advisors L.P., which is expected to occur in November 1997. Prior to the closing, Value Advisors will assume the responsibilities and obligations that are currently performed by Advantage Advisers, Inc. under the existing agreement.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights

Selected data per share of common stock outstanding throughout the period:


                                                    YEAR          YEAR           YEAR          YEAR          PERIOD
                                                    ENDED         ENDED          ENDED         ENDED          ENDED
                                                 AUGUST 31,    AUGUST 31,     AUGUST 31,    AUGUST 31,     AUGUST 31,
                                                    1997          1996           1995          1994          1993(A)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......       $18.04        $13.38         $16.23        $17.96         $14.02
                                                  ------        ------         ------        ------         ------
Net investment income......................         2.10          2.24           1.95          1.37           1.28
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations     5.00          4.10          (2.22)        (0.79)          3.88
                                                  ------        ------         ------        ------         ------
Total from investment operations...........         7.10          6.34          (0.27)         0.58           5.16
                                                  ------        ------         ------        ------         ------
Dividends to shareholders from net
   investment income.......................        (2.19)        (1.65)         (1.37)        (1.50)         (1.07)
Dividends to shareholders from net
   realized capital gains..................        (1.06)        (0.03)         (0.49)        (0.81)            --
Distributions in excess of net realized
   capital gains...........................           --            --          (0.72)           --             --
                                                  ------        ------         ------        ------         ------
Total dividends and distributions to
   shareholders............................        (3.25)        (1.68)         (2.58)        (2.31)         (1.07)
                                                  ------        ------         ------        ------         ------
Offering costs on issuance of common stock.           --            --             --            --          (0.15)
                                                  ------        ------         ------        ------         ------
Net increase (decrease) in net asset value.         3.85          4.66          (2.85)        (1.73)          3.94
                                                  ------        ------         ------        ------         ------
Net asset value, end of period.............       $21.89        $18.04         $13.38        $16.23         $17.96
                                                  ======        ======         ======        ======         ======
Per share market value, end of period           $19.4375       $16.625         $13.00        $16.00         $18.50
Total investment return based on market
   price per share (b).....................       39.18%        42.46%         -1.76%        -1.33%          40.7%(c)
Ratios/Supplemental data:
   Net assets, end of period...............  $76,873,572   $63,349,266    $46,993,103   $57,005,082    $63,091,629
   Ratio of total expenses to
       average net assets..................        3.58%         4.41%          5.15%         3.31%          2.81%(d)
   Ratio of operating expenses to
       average net assets..................        1.70%         1.87%          2.00%         1.78%          2.00%(d)
   Ratio of interest expense to
       average net assets..................        1.88%         2.54%          3.15%         1.53%          0.81%(d)
   Ratio of net investment income to
       average net assets..................       10.44%        14.34%         14.45%         7.99%          9.99%(d)
   Portfolio turnover rate.................      112.45%        98.45%         79.70%        21.60%         29.90%
   Bank loan outstanding, end of period....  $20,000,000   $20,000,000    $20,000,000   $20,000,000    $10,000,000
   Interest rate on bank loan, end of period       6.50%      6.60156%        7.5625%       6.3125%        4.9375%
   Weighted average bank loan..............  $20,000,000   $20,000,000    $20,000,000   $16,876,712    $ 8,202,614
   Weighted average interest rate..........        6.64%         6.96%          7.50%         5.40%          5.20%(d)

-------------
(a) For the period October 30, 1992 (commencement of operations) through August 31, 1993.
(b) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(c) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of
    $0.98) and end of period market value of $18.50 per share. This calculation is not annualized.
(d) Annualized.

                               See accompanying notes to financial statements.

                                                                                                          Page 15

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc (the "Fund") at August 31, 1997, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period October 30, 1992 (commencement of operations) through August 31, 1993, in conformity with generally accepted accounting principles. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
October 15, 1997

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited)

                                                                               NET REALIZED GAIN
                                                                                (LOSS) &CHANGE IN
                                                      NET INVESTMENT             NET UNREALIZED
                                                          INCOME           APPRECIATION (DEPRECIATION)
                                                                   PER                           PER
QUARTERS ENDED**                                    TOTAL         SHARE        TOTAL            SHARE
--------------------------------------------------------------------------------------------------------
November 30, 1992*..........................        $  243         $.07        $ (148)        $ (.04)

February 28, 1993...........................         1,530          .44         1,000            .28

May 31, 1993................................         1,378          .39         5,280           1.50

August 31, 1993.............................         1,290          .38         7,537           2.14

November 30, 1993...........................         1,267          .36         4,243           1.21

February 28, 1994...........................         1,146          .33        (1,723)          (.49)

May 31, 1994................................         1,197          .34        (6,897)         (1.97)

August 31, 1994.............................         1,189          .34         1,615            .46

November 30, 1994...........................         1,595          .46        (3,082)          (.88)

February 28, 1995...........................         1,599          .45        (9,960)         (2.83)

May 31, 1995................................         1,744          .49         5,054           1.44

August 31, 1995.............................         1,894          .55           205            .05

November 30, 1995...........................         1,859          .53         1,412            .40

February 29, 1996...........................         1,989          .57         5,477           1.56

May 31, 1996................................         2,070          .58         4,137           1.18

August 31, 1996.............................         1,933          .56         3,379            .96

November 30, 1996...........................         1,978          .56         8,841           2.52

February 28, 1997...........................         1,840          .53         3,833           1.09

May 31, 1997................................         1,803          .51           951           0.27

August 31, 1997.............................         1,744          .50         3,923           1.12

 *For the period October 30, 1992 (commencement of operations) through November 30, 1992.
**Totals expressed in thousands of dollars except per share amounts.

                           See accompanying notes to financial statements.

                                                                                             Page 17

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosures is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
LESLIE H. GELB
      President, The Council
      on Foreign Relations
MICHAEL S. HYLAND
      Chairman of the Board;
      Managing Director, Salomon Brothers Inc President, Salomon Brothers Asset Management Inc
ALAN RAPPAPORT
      President;
      Executive Vice President,
      Oppenheimer & Co., Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      John Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
MICHAEL S. HYLAND
      Chairman of the Board
ALAN RAPPAPORT
      President
PETER J. WILBY
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
ALAN M. MANDEL
      Treasurer
NOEL B. DAUGHERTY
      Secretary
JENNIFER G. MUZZEY
      Assistant Secretary
AMY W. YEUNG
      Assistant Treasurer
LAURIE A. PITTI
      Assistant Treasurer


The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT ADVISER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD

                 The Emerging Markets
                 Income Fund Inc


                 Annual Report

                 AUGUST 31, 1997

----------------------------------------------
          The Emerging Markets Income Fund Inc
          ----------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
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